PROMISSORY NOTE


$35,100,000.00                    Austin, Texas            November 11, 1997



         FOR VALUE RECEIVED, the undersigned (herein called "Borrower," whether one or more) hereby promises to pay to the order of HCPI Mortgage Corp., a Delaware corporation ("Lender"), by wire transfer to Lender as follows: Wells Fargo Bank, San Francisco, CA, ABA Number: 121-000248, Account Name: HCPI Mortgage Corp., Account Number: 4812-031920, or in such other form or at such other place as may be from time to time designated by Lender by notice to Borrower, the principal amount of the Loan, together with interest on the principal amount of the Loan from day to day outstanding, as defined in and provided in the Loan Agreement referred to below. All payments under this Note shall be made in lawful money of the United States of America.

         This Note has been executed and delivered pursuant to the Construction Loan Agreement (the "Loan Agreement") of even date herewith between Borrower and Lender. Capitalized terms used and not defined herein are used herein with the meanings given them in the Loan Agreement. This Note is the "Note" referred to in the Loan Agreement. Reference is hereby made to the Loan Agreement for all purposes, including, but not limited to provisions regarding the payment and prepayment hereof and the acceleration of the maturity hereof. The security for this Note includes a Deed of Trust, Assignment, Security Agreement and Financing Statement (the "Mortgage") of even date herewith from Borrower to Cheryl A. Engelmann, Trustee, covering and affecting certain property in Travis County, Texas, as more fully described therein.

         Upon the occurrence of a Default, the holder hereof shall have the right to declare the unpaid principal balance and accrued but unpaid interest on this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof, and to exercise any of its other rights, powers and remedies under any Loan Document, at Law or in equity. All such rights, powers, and remedies are cumulative of each other and of any and all other rights and remedies existing at Law or in equity, as described in the Loan Agreement.

         If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal and interest, all reasonable costs and expenses actually incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees.

         It is the intent of Lender and Borrower and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury Law from time to time in effect. All agreements between Lender or any other holder hereof and Borrower (or any other

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party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable or received under this Note or under any of the other Loan Documents, or otherwise, exceed the maximum nonusurious amount permitted by applicable Law (the "Maximum Amount"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this paragraph and such document shall, ipso facto, be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If the holder hereof shall ever receive anything of value that is characterized as interest under applicable Law and that would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount that would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or refunded to Maker or the other payor thereof if and to the extent such amount that would have been excessive exceeds such unpaid principal. The right to accelerate maturity of this Note or any other indebtedness does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the holder hereof does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable Law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this paragraph, the term "applicable Law" shall mean the Laws of the State of Texas or the federal Laws of the United States applicable to this transaction, whichever Laws allow the greater interest, as such Laws now exist or may be changed or amended or come into effect in the future.

         If more than one Person executes this Note as Borrower, all of said Persons shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other Person now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except any notices that are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor;
(ii) agree to any substitution, subordination, exchange or release of any such security or the release of any Person primarily or secondarily liable hereon;
(iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor;
(iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to non-


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exclusive personal jurisdiction in the State of Texas, and venue in the county in which payment is to be made as specified on the first page of this Note, for the enforcement of any and all obligations under the Loan Documents.
         BORROWER ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTIONS OF THE UNITED STATES AND THE STATE OF TEXAS. BORROWER EXPRESSLY AND KNOWINGLY WAIVES AND RELEASES ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT, AND AGREES THAT LENDER MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Any alleged amendment which is not so documented shall not be effective as to any parties.

         THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY TEXAS LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

         This Note is executed and delivered by Borrower and accepted by Lender in part in renewal, extension, modification and restatement of that certain Real Estate Lien Note dated August 15, 1997 (the "Original Note"), executed and delivered by Borrower, payable to the order of Lender, in the original principal amount of One Thousand and No/100 Dollars ($1,000.00). This Note does not constitute a novation or payment of any part of the indebtedness evidenced by the Original Note. It is the intention of Borrower that any and all of the instruments and documents which heretofore secured the indebtedness evidenced by the Original Note (as such instruments and documents may have been or may hereafter be amended, modified and/or restated) shall also secure the indebtedness under this Note, whether or not such documents or instruments expressly so provide.

         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

                                  BORROWER:

                                  HEART HOSPITAL IV, L.P., a Texas limited partnership

                                  By: Hospital Management IV, Inc., a North
                                  Carolina corporation, General Partner

                                  By: /s/ Richard J. Post
                                     -----------------------------------------
                                  Name: Richard J. Post
                                       ---------------------------------------
                                  Title: Treasurer
                                         -------------------------------------



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